UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) September 22, 2011

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.

333-175117	ENTERGY LOUISIANA, LLC (a Texas limited liability company) 446 North Boulevard Baton Rouge, Louisiana 70802 Telephone (225) 381-5868 75-3206126	333-175117-01	ENTERGY LOUISIANA INVESTMENT RECOVERY FUNDING I, L.L.C. (a Louisiana limited liability company) 4809 Jefferson Highway Jefferson, Louisiana 70121 (504) 840-2608 45-2494355

________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Phelps Dunbar L.L.P. with respect to legality.
8.1	Opinion of Sidley Austin LLP with respect to federal tax matters.
8.2	Opinion of Phelps Dunbar L.L.P. with respect to Louisiana tax matters.
23.1	Consent of Sidley Austin LLP (included in its opinion filed as Exhibit 8.1).
23.2	Consent of Phelps Dunbar L.L.P. (included in its opinions filed as Exhibits 5.1, 8.2 and 99.5).
99.5	Opinion of Phelps Dunbar L.L.P. with respect to federal and Louisiana constitutional matters.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                      ENTERGY LOUISIANA, LLC

By:   /s/ Theodore H. Bunting, Jr.
      Theodore H. Bunting, Jr.
      Senior Vice President and Chief
Accounting Officer

Date: September 22, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERGY LOUISIANA INVESTMENT RECOVERY FUNDING I, L.L.C.

By:/s/ Theodore H. Bunting, Jr.
     Theodore H. Bunting, Jr.
      Chief Accounting Officer

Date: September 22, 2011

INDEX TO EXHIBITS

Exhibit No.	Description
5.1	Opinion of Phelps Dunbar L.L.P. with respect to legality.
8.1	Opinion of Sidley Austin LLP with respect to federal tax matters.
8.2	Opinion of Phelps Dunbar L.L.P. with respect to Louisiana tax matters.
23.1	Consent of Sidley Austin llp (included in its opinion filed as Exhibit 8.1).
23.2	Consent of Phelps Dunbar L.L.P. (included in its opinions filed as Exhibits 5.1, 8.2 and 99.5).
99.5	Opinion of Phelps Dunbar L.L.P. with respect to federal and Louisiana constitutional matters.